Exhibit 10.2.3

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 22, 2010, by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), MAXXCOM INC., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Credit Agreement dated as of October 23, 2009 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower, Agent and the Lenders have agreed to amend and modify the Credit Agreement as provided herein, in each case subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrower set forth in Section 5 below, the Credit Agreement is amended as follows:

(a)         The last sentence of Section 2.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Without limiting the foregoing, Agent may establish (i) the Canadian Priority Payables Reserves, (ii) reserves in an amount equal to the Aggregate Bank Product Reserve Amount, and (iii) unless Agent has received a Collateral Access Agreement with respect to the Loan Parties’ chief executive office located at 950 Third Avenue, New York, New York  10022, a reserve in an amount equal to 3 months rent payable under the lease for such property.

(b)         Section 2.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)           Notwithstanding anything contained in the Loan Documents to the contrary, in the event the Maximum Revolver Amount has been increased pursuant to Section 2.2, Revolver Usage shall at no time exceed either (a) the maximum amount of Indebtedness permitted to be outstanding under Section 3.8(a)(2) of the Senior Unsecured Trust Indenture or (b) the maximum amount of Indebtedness permitted to be secured under clauses (10) and (22) of the definition of "Permitted Liens" set forth in the Senior Unsecured Trust Indenture, in each case as such provisions of the Senior Unsecured Trust Indenture may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof.

(c)         The first sentence of Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Borrower may, at any one time prior to the Maturity Date, by written notice to Agent (whereupon Agent shall promptly deliver a copy to each of the Lenders), request to increase the Maximum Revolver Amount to $100,000,000 (such increase, a "Revolver Increase"); provided, that such Revolver Increase shall only be made if (i) prior to or concurrent with such Revolver Increase, the Revolver Commitment of Wells Fargo Capital Finance, LLC has been or shall be reduced to an amount (unless waived by Wells Fargo Capital Finance, LLC) not to exceed $65,000,000 pursuant to one or more assignments made in accordance with the provisions of Section 13.1 of the Agreement, (ii) such Revolver Increase would not be prohibited by the terms of the Senior Unsecured Debt Documents, (iii) at the time that such Revolver Increase is to be made (and after giving effect thereto) no Default or Event of Default shall exist, (iv) Agent shall have received commitments (satisfactory to Agent) from Lenders (or their Affiliates) or other Persons acceptable to Agent to provide Revolver Commitments which, in the aggregate, equal at least $35,000,000, and (v) Availability as of the date of the request by Borrower is greater than or equal to the Maximum Revolver Amount (after giving effect to the proposed Revolver Increase).

(d)         Clause (iv) of Subsection 2.4(b)(ii)(H) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iv) up to the Aggregate Bank Product Reserve Amount in the aggregate (after taking into account any amounts previously paid pursuant to this clause (iv) during the continuation of the applicable Application Event), ratably (based on the Bank Product Reserve established by Agent for each Bank Product of a Bank Product Provider), to the Bank Product Providers based upon amounts then certified by the applicable Bank Product Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Bank Product Providers on account of Bank Product Obligations,

(e)         Clause (I) of Section 2.4(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(I)           ninth, to pay any other Obligations (including being paid, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations owed to the applicable Bank Product Provider as and when such amounts first become due and payable and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(ii), beginning with tier (A) hereof)), and

(f)         The first paragraph of Section 2.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)           Subject to the terms and conditions of this Agreement, upon the request of Borrower made in accordance herewith, the Issuing Lender agrees to issue, or to cause an Underlying Issuer, as Issuing Lender's agent, to issue, a requested Letter of Credit.  If Issuing Lender, at its option, elects to cause an Underlying Issuer to issue a requested Letter of Credit, then Issuing Lender agrees that it will obligate itself to reimburse such Underlying Issuer (which may include, among, other means, by becoming an applicant with respect to such Letter of Credit or entering into undertakings which provide for reimbursements of such Underlying Issuer with respect to such Letter of Credit; each such obligation or undertaking, irrespective of whether in writing, a "Reimbursement Undertaking") with respect to Letters of Credit issued by such Underlying Issuer.  By submitting a request to Issuing Lender for the issuance of a Letter of Credit, Borrower shall be deemed to have requested that Issuing Lender issue or that an Underlying Issuer issue the requested Letter of Credit and to have requested Issuing Lender to issue a Reimbursement Undertaking with respect to such requested Letter of Credit if it is to be issued by an Underlying Issuer (it being expressly acknowledged and agreed by Borrower that Borrower is and shall be deemed to be an applicant (within the meaning of Section 5-102(a)(2) of the Code) with respect to each Underlying Letter of Credit).  Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be made in writing by an Authorized Person and delivered to the Issuing Lender via hand delivery, telefacsimile, or other electronic method of transmission reasonably in advance of the requested date of issuance, amendment, renewal, or extension.  Each such request shall be in form and substance reasonably satisfactory to the Issuing Lender and shall specify (i) the amount of such Letter of Credit, (ii) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (iii) the expiration date of such Letter of Credit, (iv) the name and address of the beneficiary of the Letter of Credit, (v) the Loan Party for whose account the Letter of Credit is to be issued, and (vi) such other information (including, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit.  Anything contained herein to the contrary notwithstanding, the Issuing Lender may, but shall not be obligated to, issue or cause the issuance of a Letter of Credit or to issue a Reimbursement Undertaking in respect of an Underlying Letter of Credit, in either case, that supports the obligations of Parent or its Subsidiaries at any time that one or more of the Lenders is a Defaulting Lender.  Borrower agrees that this Agreement (along with the terms of the applicable application) will govern each Letter of Credit and its issuance.  The Issuing Lender shall have no obligation to issue a Letter of Credit or a Reimbursement Undertaking in respect of an Underlying Letter of Credit, in either case, if any of the following would result after giving effect to the requested issuance:

(g)         Section 3.2 of the Credit Agreement is amended to delete the word "and" at the end of clause (a), replace the "." at the end of clause (b) with "; and" and add a new clause (c) as follows:

(c) if any request in a calendar month for such extension of credit would cause Revolver Usage to exceed $75,000,000, Borrower shall have delivered to Agent during such month and prior to such requested extension of credit the Certificate re Consolidated EBITDA and Consolidated Leverage Ratio Calculation for the most recently ended four fiscal quarter period for which financial statements are available to Parent, certifying as to the maximum amount of Revolver Usage that may be outstanding during such month that will not cause the Obligations to breach Sections 3.8 or 3.14 of the Senior Unsecured Trust Indenture.

(h)         The second sentence of Section 5.2 of the Credit Agreement is hereby deleted in its entirety.

(i)          Clause (c) of Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) any Subsidiary of Parent or the applicable parent company of such Subsidiary may make Restricted Junior Payments to such Subsidiary's shareholders and employees and management personnel of such Subsidiary's shareholders pursuant to the terms of the shareholder agreements or similar agreements between such Subsidiary or the applicable parent company of such Subsidiary and such shareholders, including without limitation payments in respect of and pursuant to the Put Obligations,

(j)          Subsection (a) of Section 7 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

(a)         Minimum EBITDA.  Achieve EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period

$76,500,000	For the 12 month period ending September 30, 2010 and for the 12 month period ending on the last day of each calendar quarter thereafter

; provided, that, concurrently with the closing of each Permitted Acquisition consummated after September 30, 2010, the EBITDA level set forth above shall be increased by an amount equal to 100% of Pro Forma EBITDA attributable to any Loan Party or any Subsidiary of Parent acquired in such Permitted Acquisition for the 12 months preceding the date of consummation of such Permitted Acquisition; provided further, that, in no event shall the EBITDA level for the purposes set forth in this subsection be increased to an amount in excess of $115,000,000.

(k)         A new subsection (e) is hereby added to Section 7 of the Credit Agreement as follows:

(e)         Total Leverage Ratio.  Have a Total Leverage Ratio, measured on a quarter-end basis, of not greater than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Applicable Ratio	Applicable Date

3.5:1.0	For the 12 month period ending December 31, 2010 and for the 12 month period ending on the last day of each calendar quarter thereafter

(l)          A new subsection (f) is hereby added to Section 7 of the Credit Agreement as follows:

(f)          Minimum Accounts.  At all times, the aggregate amount of Loan Parties' Accounts shall be an amount equal to or in excess of the sum of $100,000,000 plus 133% of the amount of any Revolver Increase.

(m)        Clause (xi) of Section 14.1(a) of the Credit Agreement is hereby amended to delete the references to each of "Eligible Accounts" and "Eligible Balance Sheet Unbilled Accounts".

(n)        The first sentence of Section 15.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Each Lender hereby designates and appoints WFF as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.

(o)         Section 17.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Each Bank Product Provider shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting.  Agent hereby agrees to act as agent for such Bank Product Providers and, by virtue of providing a Bank Product, each Bank Product Provider shall be automatically deemed to have appointed Agent as its agent; it being understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider's being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of entering into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established there is no obligation on the part of Agent to determine or ensure whether the amount of any such reserve is appropriate or not.  In addition, Agent shall not be obligated to establish or increase a Bank Product Reserve for any Bank Product unless, after giving effect to such establishment or increase, the sum of the Bank Product Reserves established for all Bank Products does not exceed the Aggregate Bank Product Reserve Amount.  In connection with any such distribution of payments and collections, Agent shall be entitled to assume no amounts are due or owing to any Bank Product Provider unless such Bank Product Provider has provided a written certification (setting forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution.  Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the relevant Bank Product Provider.  In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the relevant Bank Product Provider is the amount last certified to Agent by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof).  Any Loan Party may obtain Bank Products from any Bank Product Provider, although no Loan Party is required to do so.  Each Loan Party acknowledges and agrees that no Bank Product Provider has committed to provide any Bank Products and that the providing of Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider.  Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors.

(p)         The definition of "Affiliate" is hereby amended to delete the reference to "Eligible Accounts".

(q)         The definition of "Bank Product Obligations" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Bank Product Obligations" means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Parent or its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all obligations of Borrower to reimburse an Underlying Issuer in respect of Underlying Letters of Credit, and (c) all amounts that Parent or its Subsidiaries are obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to Parent or its Subsidiaries; provided, however, in order for any item described in clauses (a) (b), or (c) above, as applicable, to constitute "Bank Product Obligations", (i) if the applicable Bank Product Provider is Wells Fargo or its Affiliates, then, if requested by Agent, Agent shall have received a Bank Product Provider Letter Agreement within 20 days after the date of such request, or (ii) if the applicable Bank Product Provider is any other Person, Agent shall have received a Bank Product Provider Letter Agreement within 10 days after the date of the provision of the applicable Bank Product to Parent or its Subsidiaries.

(r)          The definition of "Bank Product Provider" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Bank Product Provider" means any Lender or any of its Affiliates; provided, however, that no such Person (other than Wells Fargo or its Affiliates) shall constitute a Bank Product Provider with respect to a Bank Product unless and until Agent shall have received a Bank Product Provider Letter Agreement from such Person and with respect to the applicable Bank Product within 10 days after the provision of such Bank Product to Parent or its Subsidiaries; provided further, however, that if, at any time, a Lender ceases to be a Lender under the Agreement, then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Bank Product Providers and the obligations with respect to Bank Products provided by such former Lender or any of its Affiliates shall no longer constitute Bank Product Obligations.

(s)         The definition of "Bank Product Reserve" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Bank Product Reserve" means, as of any date of determination, with respect to a Bank Product, the amount of reserves that Agent has established (based upon the applicable Bank Product Provider's reasonable and good faith determination of its credit exposure to Parent and its Subsidiaries in respect of Bank Product Obligations) in respect of such Bank Products then provided or outstanding.

(t)          The definition of "Base Rate" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Base Rate" means the greatest of (a) the Federal Funds Rate plus ½%, (b) the LIBOR Rate (which rate shall be calculated based upon an Interest Period of 1 month and shall be determined on a daily basis), plus 1 percentage point,  and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.

(u)         The definition of "Borrowing Base" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Borrowing Base" means, as of any date of determination, the Dollar Equivalent of the result of:

(a)         75% of the amount of Eligible Balance Sheet Billed Accounts, minus

(b)         the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Agreement;

provided, that the aggregate Availability attributable to Eligible Balance Sheet Billed Accounts of Foreign Loan Parties shall not exceed the Dollar Equivalent of $7,500,000.

(v)         The definition of "Borrowing Base Certificate" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Borrowing Base Certificate" means a certificate in the form of Exhibit B-1.

(w)        The definition of "Defaulting Lender" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Defaulting Lender" means any Lender that has (a) failed to make any Advance (or other extension of credit, including the failure to make available to Agent amounts required pursuant to a Settlement or to make payment in connection with a Letter of Credit Disbursement) that it is required to make hereunder on the date that it is required to do so hereunder, (b) notified Parent, any Borrower, Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under the Agreement, (c) made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement or under other agreements generally (as reasonably determined by Agent) under which it has committed to extend credit, (d) failed, within 1 Business Day after written request by Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement, (e) otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it under the Agreement within 1 Business Day of the date that it is required to do so under the Agreement, unless the subject of a good faith dispute, or (f) (i) becomes or is insolvent or has a parent company that has become or is insolvent or (ii) becomes the subject of a bankruptcy or Insolvency Proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or Insolvency Proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

(x)         The definition of "Eligible Balance Sheet Billed Accounts" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Eligible Balance Sheet Billed Accounts" means, as of any date of determination, Accounts of Loan Parties (including for the avoidance of doubt, any Minority-Owned Entity that is a Loan Party) arising in the ordinary course of business from the sale of goods or the rendition of services that have been billed to the Account Debtors thereof and are not unpaid more than 90 days past invoice date and that are reflected in the collateral reports provided to Agent pursuant to Section 5.2; provided, that Accounts of a Loan Party shall not be considered Eligible Balance Sheet Billed Accounts unless Agent has a perfected first priority Lien on such Accounts; provided further, that Eligible Balance Sheet Billed Accounts shall not include Accounts owing to any Loan Party (determined by Agent based on the outstanding Accounts owing to such Loan Party) in excess of 25% of the outstanding Eligible Balance Sheet Billed Accounts of all Loan Parties to the extent of such Accounts in excess of such percentage.

(y)        The definition of "Fixed Charge Coverage Ratio" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Fixed Charge Coverage Ratio" means, with respect to Parent for any period, the ratio of (i) EBITDA for such period minus the sum of (A) Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during such period and (B) all dividends paid in cash during such period by Parent on account of Stock issued by Parent, to (ii) Fixed Charges for such period.

(z)         Clause (b) of the definition of "Permitted Acquisition" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)         no Indebtedness (other than Indebtedness evidenced by the Agreement and the other Loan Documents) will be incurred, assumed, or would exist with respect to Parent or any Subsidiary of Parent as a result of such Acquisition (other than (i) Earn-outs pursuant to the terms of the definitive documentation for such Acquisition and (ii) Acquired Indebtedness), and no Liens will be incurred, assumed, or would exist with respect to the assets of Parent or any Subsidiary of Parent as a result of such Acquisition other than Permitted Liens,

(aa)       The definition of "Subsidiary" set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Subsidiary" of a Person means (a) a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity, and (b) except for purposes of calculating the financial covenants set forth in Section 7 and the terms used in connection therewith (including EBITDA, Fixed Charge Coverage Ratio, Senior Leverage Ratio and Total Leverage Ratio), each Minority-Owned Entity that is a Loan Party.

(bb)      Schedule 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order:

"Aggregate Bank Product Reserve Amount" means, as of any date of determination, the lesser of (a) $5,000,000 and (b) the sum of the Bank Product Reserves that have been established by Agent as of such date of determination.

"Bank Product Provider Letter Agreement" means a letter agreement in substantially the form attached hereto as Exhibit B-2, in form and substance satisfactory to Agent, duly executed by the applicable Bank Product Provider, Parent, Borrower, and Agent.

"Certificate re Consolidated EBITDA and Consolidated Leverage Ratio Calculation" means a certificate substantially in the form of Exhibit C-2 delivered by the chief financial officer or chief accounting officer of Borrower to Agent.

"Funded Indebtedness" means, as of any date of determination, all Indebtedness for borrowed money or letters of credit of Parent, determined on a consolidated basis in accordance with GAAP (which, for the avoidance of doubt, shall be net of original issue discount with respect to the Senior Unsecured Debt), that by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date that is renewable or extendable at the option of Parent or its Subsidiaries, as applicable, to a date more than one year from such date, including, in any event, but without duplication, with respect to Parent and its Subsidiaries, the Revolver Usage and the amount of their Capitalized Lease Obligations.

"Total Leverage Ratio" means, as of any date of determination, the ratio of (a) the sum of (i) Parent's Funded Indebtedness as of such date minus (ii) the sum of (A) the lesser of (x) $7,500,000 and (y) the Dollar Equivalent amount of unrestricted cash and Foreign Cash Equivalents of the Foreign Loan Parties as of such date that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject to a first priority perfected Lien in favor of Agent and (B) the amount of unrestricted cash and Domestic Cash Equivalents of the US Loan Parties and the Canadian Loan Parties as of such date that are held in Deposit Accounts in the United States and Canada that are subject to Control Agreements, to (b) Parent's TTM EBITDA as of such date.

(cc)       The definitions of "Applicable Excess Availability Amount", "Borrowing Base I", "Borrowing Base II", "Borrowing Base Trigger Date", "Dilution Reserve", "Eligible Accounts", "Eligible Balance Sheet Unbilled Account", "Maximum Revolver Usage" and "Second Amendment Effective Date" are hereby deleted in their entirety.

(dd)      Exhibit B-1 of the Credit Agreement is hereby replaced with Exhibit B-1 attached hereto.

(ee)       Exhibit B-2 of the Credit Agreement is hereby replaced with Exhibit B-2 attached hereto.

(ff)        Exhibit C-1 of the Credit Agreement is hereby replaced with Exhibit C-1 attached hereto.

(gg)      A new Exhibit C-2 is added to the Credit Agreement in the form of Exhibit C-2 attached hereto.

(hh)      Clause (c) of Schedule 5.1 of the Credit Agreement is hereby amended to delete the reference to "Eligible Balance Sheet Unbilled Accounts".

(ii)         Schedule 5.2 of the Credit Agreement is hereby replaced with Schedule 5.2 attached hereto.

3.          Ratification; Other Agreements.  This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the Loan Documents as appropriate to express the agreements contained herein.  Without limiting the foregoing, the parties hereto acknowledge and agree that, notwithstanding anything contained in the Fee Letter to the contrary, Borrower shall only be obligated to reimburse Agent for up to 2 audits during any calendar year (unless an Event of Default exists in which case the audits for which Borrower shall be liable shall not be limited) and the Fee Letter is hereby amended accordingly.  In all other respects, the Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4.          Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)        Agent shall have received a fully executed copy of this Amendment;

(b)        Agent shall have received the Third Amendment Fee referred to below; and

(c)         No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

5.          Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)        All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)        No Default or Event of Default has occurred and is continuing; and

(c)         the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party.

6.          Third Amendment Fee.  Borrower shall pay to Agent a fee equal to $175,000 (the "Third Amendment Fee") which shall be fully earned and due and payable on the date hereof.

7.          Miscellaneous.

(a)        Expenses.  Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)        Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)        Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

8.          Release.

(a)         In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)        Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)        Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

MDC PARTNERS INC., a federal company
organized under the laws of Canada

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Managing Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Senior Vice President

MAXXCOM INC.,
a Delaware corporation

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory

ACCENT MARKETING SERVICES, L.L.C.,
a Delaware limited liability company

ADRENALINA LLC,
a Delaware limited liability company

ALLISON & PARTNERS LLC,
a Delaware limited liability company

ATTENTION PARTNERS LLC,
a Delaware limited liability company

BRUCE MAU DESIGN (USA) LLC,
a Delaware limited liability company

COLLE & MCVOY LLC,
a Delaware limited liability company

COLLE & MCVOY, INC.,
a Minnesota corporation

COMMUNIFX PARTNERS LLC,
a Delaware limited liability company

COMPANY C COMMUNICATIONS, INC.,
a Delaware corporation

COMPANY C COMMUNICATIONS LLC,
a Delaware limited liability company

CRISPIN PORTER & BOGUSKY LLC,
a Delaware limited liability company

DOTGLU LLC,
a Delaware limited liability company

EXPECTING PRODUCTIONS, LLC,
a California limited liability company
By: Hudson and Sunset Media, LLC, its sole member

FLETCHER MARTIN LLC,
a Delaware limited liability company

GUARDIANT WARRANTY, LLC,
a Delaware limited liability company

HELLO ACQUISITION INC.,
a Delaware corporation

HL GROUP PARTNERS LLC,
a Delaware limited liability company

HUDSON AND SUNSET MEDIA, LLC (formerly known as Shout Media LLC), a California limited liability company

HW ACQUISITION LLC,
a Delaware limited liability company

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC, a Delaware limited liability company

KBP HOLDINGS LLC,
a Delaware limited liability company

KIRSHENBAUM BOND SENECAL & PARTNERS LLC (formerly known as Kirshenbaum Bond & Partners LLC), a Delaware limited liability company

KIRSHENBAUM BOND & PARTNERS WEST LLC, a Delaware limited liability company

KWITTKEN PR LLC,
a Delaware limited liability company

MARGEOTES FERTITTA POWELL LLC,
a Delaware limited liability company

MAXXCOM (USA) FINANCE COMPANY,
a Delaware corporation

MAXXCOM (USA) HOLDINGS INC.,
a Delaware corporation

MDC ACQUISITION INC.,
a Delaware Corporation

MDC CORPORATE (US) INC.,
a Delaware corporation

MDC INNOVATION PARTNERS LLC
(d/b/a Spies & Assassins),
a Delaware limited liability company

MDC TRAVEL, INC.,
a Delaware corporation

MDC/CPB HOLDINGS INC.
(formerly known as CPB Acquisition Inc.),
a Delaware corporation

MDC/KBP ACQUISITION INC.,
a Delaware corporation

MF+P ACQUISITION CO.,
a Delaware corporation

MONO ADVERTISING, LLC,
a Delaware limited liability company

NEW TEAM LLC,
a Delaware limited liability company

NORTHSTAR RESEARCH GP LLC,
a Delaware limited liability company

NORTHSTAR RESEARCH HOLDINGS USA LP,
a Delaware limited partnership

NORTHSTAR RESEARCH PARTNERS (USA) LLC, a Delaware limited liability company

OUTERACTIVE, LLC,
a Delaware limited liability company

PULSE MARKETING, LLC,
a Delaware limited liability company

REDSCOUT LLC,
a Delaware limited liability company

RELEVENT PARTNERS LLC,
a Delaware limited liability company

SKINNY NYC LLC,
a Delaware limited liability company

SLOANE & COMPANY LLC,
a Delaware limited liability company

SOURCE MARKETING LLC,
a New York limited liability company

TARGETCOM LLC,
a Delaware limited liability company

TC ACQUISITION INC.,
a Delaware corporation

THE ARSENAL LLC
(formerly known as Team Holdings LLC),
a Delaware limited liability company

TRACK 21 LLC,
a Delaware limited liability company

TRAFFIC GENERATORS, LLC,
a Georgia limited liability company

VARICK MEDIA MANAGEMENT LLC,
a Delaware limited liability company

VITROROBERTSON LLC,
a Delaware limited liability company

YAMAMOTO MOSS MACKENZIE, INC.,
a Delaware corporation

ZG ACQUISITION INC.,
a Delaware corporation

ZIG (USA) LLC,
a Delaware limited liability company

ZYMAN GROUP, LLC,
a Delaware limited liability company

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory

HELLO DESIGN, LLC,
a California limited liability company

By:	/s/ David Lai
Name:	David Lai
Title:	Authorized Signatory

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

ASHTON POTTER CANADA INC.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

HENDERSON BAS, an Ontario general partnership, by the members of its management committee

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

COMPUTER COMPOSITION OF CANADA INC.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

BRUCE MAU DESIGN INC.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

BRUCE MAU HOLDINGS LTD.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Treasurer

ALLARD JOHNSON COMMUNICATIONS INC.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Gavin Swartzman
Name:	Gavin Swartzman
Title:	Director

TREE CITY INC.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

VERITAS COMMUNICATIONS INC.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

656712 ONTARIO LIMITED,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

NORTHSTAR RESEARCH HOLDINGS CANADA INC., an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Gavin Swartzman
Name:	Gavin Swartzman
Title:	Director

NORTHSTAR RESEARCH PARTNERS INC.,
an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Gavin Swartzman
Name:	Gavin Swartzman
Title:	Director

X CONNECTIONS INC., an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Director

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Director

STUDIO PICA INC., a federal company organized under the laws of Canada

By:	/s/ Richard Brott
Name:	Richard Brott
Title:	Director

By:	/s/ Terry M. Johnson
Name:	Terry M. Johnson
Title:	Director

CRISPIN PORTER + BOGUSKY CANADA INC. (formerly known as Zig Inc.), an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Authorized Signatory

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Authorized Signatory

6 DEGREES INTEGRATED COMMUNICATIONS INC. (formerly known as Accumark Communications Inc.), an Ontario corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Authorized Signatory

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Authorized Signatory

MAXXCOM (NOVA SCOTIA) CORP.,
a Nova Scotia corporation

By:	/s/ Robert E. Dickson
Name:	Robert E. Dickson
Title:	Authorized Signatory

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Authorized Signatory

BRYAN MILLS IRADESSO CORP.,
an Ontario corporation

By:	/s/ Robert E. Dickso
Name:	Robert E. Dickson
Title:	Authorized Signatory

By:	/s/ Glenn Gibson
Name:	Glenn Gibson
Title:	Authorized Signatory

CRISPIN PORTER & BOGUSKY EUROPE AB

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Paul G. Chao
Name:	Paul G. Chao
Title:	Senior Vice President